UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 5, 2016

Adesto Technologies Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37582	16-1755067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1250 Borregas Avenue, Sunnyvale, California 94089
(Address of Principal Executive Offices) (Zip Code)

(408) 400-0578
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 5, 2016, Adesto Technologies Corporation (the “Company”) issued a press release announcing its results for the first quarter ended March 31, 2016. The press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Current Report shall not be incorporated by reference in any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title

99.1	Press Release, dated May 5, 2016, entitled “Adesto Technologies Announces First Quarter Financial Results”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adesto Technologies Corporation

Date: May 5, 2016	By:	/s/ RON SHELTON
Name: Ron Shelton
Title: Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press Release, dated May 5, 2016, entitled “Adesto Technologies Announces First Quarter Financial Results”